EXHIBIT 10.1
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                SECOND AMENDMENT TO THE ASSET PURCHASE AGREEMENT

     This Second Amendment to the Asset Purchase Agreement is made as of April 15, 1999, by and among Signal Apparel Company, Inc., an Indiana corporation ("Signal"), Tahiti Apparel, Inc., a New Jersey corporation ("Tahiti"), Zvi Ben-Haim and Michael Harary (Ben-Haim and Harary referred to as the "Stockholders"),

                                   WITNESSETH

     WHEREAS, Signal, Tahiti and the Stockholders entered into that certain Asset Purchase Agreement dated December 18, 1999 (the "Asset Purchase Agreement"), whereby Signal agreed to purchase substantially all of the assets, and assumed certain of the liabilities, of Tahiti;

     WHEREAS, the Asset Purchase Agreement was amended by Amendment to the Asset Purchase Agreement dated March 16, 1999 (the "First Amendment");

     WHEREAS, the parties closed the transaction contemplated by the Asset Purchase Agreement on March 22, 1999;

     WHEREAS, the parties desire to amend the Asset Purchase Agreement to reflect a change in the price at which at which the Stockholders would have the option of repurchasing the assets of the Business pursuant to Section 13.16 of the Asset Purchase Agreement.

     NOW, THEREFORE it is hereby agreed that:

     1. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Asset Purchase Agreement and in the First Amendment.

     2. The second sentence of Section 13.16 of the Asset Purchase Agreement, which begins "Upon the occurrence of a Financing Default . . ." is hereby deleted in its entirety and replaced with the following: "Upon the occurrence of a Financing Default, the Stockholders shall have the option (the "Option") to jointly repurchase the assets of the Business as they then exist for an amount equal to the Purchase Price payable in shares of the Buyer Common Stock valued at $1.18750, plus the assumption of the liabilities of the Business incurred in the ordinary course of business."

     3. In the event of any conflict between this Second Amendment and the provisions of the Asset Purchase Agreement or the First Amendment, the provisions of this Second Amendment shall be deemed to control.



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     IN WITNESS WHEREOF,  the undersigned have executed this Second Amendment as of the date first set forth above.


                                         SIGNAL APPAREL COMPANY, INC.


                                         By: /s/ Howard Weinberg
                                             ---------------------------
                                             Name:  Howard Weinberg
                                             Title: CFO


                                         TAHITI APPAREL, INC.


                                         By: /s/ Zvi Ben-Haim
                                             ---------------------------
                                             Name:  Zvi Ben-Haim
                                             Title: President

                                             /s/ Zvi Ben-Haim
                                         -------------------------------
                                                 Zvi Ben-Haim

                                             /s/ Michael Harary
                                         -------------------------------
                                                 Michael Harary